                                                                   Exhibit 10.65

================================================================================

                               Amendment No. 1 to
                       Equipment Operating Lease Agreement

                          Dated as of December 19, 2002

                                     between

                      State Street Bank and Trust Company,
                      not in its individual capacity except
                        as expressly provided herein, but
                            solely as Owner Trustee,
                                    as Lessor

                                       and

                       Old Dominion Electric Cooperative,
                                    as Lessee

                        Clover Unit 1 Generating Facility
                                       And
                                Common Facilities

================================================================================

             AMENDMENT NO. 1 TO EQUIPMENT OPERATING LEASE AGREEMENT

     This AMENDMENT NO. 1 TO EQUIPMENT OPERATING LEASE AGREEMENT, dated as of December 19, 2002 (this "Amendment No. 1"), between STATE STREET BANK AND TRUST COMPANY, a state-chartered trust company organized and existing under the laws of the Commonwealth of Massachusetts, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee (the "Lessor"), and OLD DOMINION ELECTRIC COOPERATIVE, a utility aggregation cooperative organized under the laws of the Commonwealth of Virginia (the "Lessee").

     WHEREAS, the Lessor and the Lessee entered into an Equipment Operating Lease Agreement, dated as of February 29, 1996 (as amended and in effect from time to time, the "Equipment Operating Lease") relating to the lease of the Equipment Interest from the Lessor to the Lessee;

     WHEREAS, the parties hereto wish to amend the Equipment Operating Lease as set forth herein in connection with the mandatory prepayment of Loan Certificates pursuant to Section 10.2 of the Participation Agreement referred to below.

     NOW, THEREFORE, in consideration of the foregoing premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS

     Capitalized terms used in this Amendment No. 1 (including the recitals) and not otherwise defined herein shall have the respective meanings specified in the Equipment Operating Lease or, if not defined therein, in Appendix A to the Participation Agreement, dated as of February 29, 1996, among the Lessee, the Lessor, First Union National Bank of Florida ("First Union") and Utrecht-America Finance Co., as amended by Amendment No. 1 to Participation Agreement, dated as of the date hereof, among such parties (other than First Union), Wachovia Bank, National Association, formerly known as First Union National Bank and successor-in-interest to First Union, and Cedar Hill International Corp. (as amended and in effect from time to time, the "Participation Agreement").

SECTION 2. AMENDMENTS

     Section 2.1 Amendment to Section 3.2. Section 3.2 of the Equipment Operating Lease is amended by inserting the following after the last sentence thereof:

     Basic Rent shall be allocated to each full or partial calendar year during the Basic Term following December 19, 2002 (each, a "Rental Period") as set forth on Schedule 4 attached hereto, and within each Rental Period, Basic Rent shall be allocated on a level daily basis. The Lessor and Lessee agree that such allocation is intended to constitute an allocation of fixed rent within the meaning of Treasury Regulation (S) 1.467-1(c)(2)(ii)(A) to each Rental Period.

     Section 2.2 Amendment to Section 15.2. Section 15.2 of the Equipment Operating Lease is amended by (i) deleting "$308,635,015.23" in clause (a) and substituting $308,380,252.41 in lieu thereof; and (ii) deleting the table in clause (b) in its entirety and substituting the following in lieu thereof:

      Date              Amount
------------------   -------------
April 15, 2018       10,203,274.82
June 15, 2018        31,282,564.55
September 15, 2018   31,282,564.55
December 15, 2018    31,282,564.55

     Section 2.3 Amendment to Schedules. Schedule 1 and Schedule 2 to the Equipment Operating Lease are deleted in their entirety and Schedule 1 and
Schedule 2 hereto are substituted in lieu thereof, respectively. The Equipment Operating Lease is amended to include Schedule 4 hereto as Schedule 4 thereto.

SECTION 3. REFERENCE TO AND EFFECT ON THE EQUIPMENT OPERATING LEASE

     Section 3.1 Reference. Upon the effectiveness of this Amendment No. 1, each reference in the Equipment Operating Lease to "this Agreement," "hereunder," "hereof," "herein" or words of like import, to the Equipment Operating Lease, shall mean and be a reference to the Equipment Operating Lease, as amended hereby.

     Section 3.2 Effect. Except as specifically amended hereby, the Equipment Operating Lease shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 4. MISCELLANEOUS

     Section 4.1 Governing Law. This Amendment No. 1 shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance.

     Section 4.2 Severability. Whenever possible, each provision of this Amendment No. 1 shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Amendment No. 1 shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 1.

     Section 4.3 Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment No. 1.

     Section 4.4 Headings. The headings of the sections of this Amendment No. 1 are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 4.5 Effectiveness of Amendment No. 1. This Amendment No. 1 has been dated as of the date first above written for convenience only. This Amendment No. 1 shall be effective on the date of execution and delivery by each of the Lessor and the Lessee.

                        [Signatures Follow on Next Page]

     IN WITNESS WHEREOF, each of the Lessor and the Lessee has caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized.

                      STATE STREET BANK AND TRUST COMPANY,
                      not in its individual capacity but solely as Owner Trustee


                      By: /s/ Patrick E. Thebado
                          -----------------------------------------------
                      Name:  Patrick E. Thebado
                      Title: Vice President


                      OLD DOMINION ELECTRIC COOPERATIVE


                      By: /s/ Daniel M. Walker
                          -----------------------------------------------
                      Name:  Daniel M. Walker
                      Title: Senior Vice President Accounting and Finance

                                                                      Schedule 1
                                                                              to
                                                              Amendment No. 1 to
                                                       Equipment Operating Lease

                             Basic Rent Percentages

                             Advance Rent           Arrears Rent               Total Rent
                          (% of Undivided        (% of Undivided          (% of Undivided
Rent Payment Date          Interest Cost)         Interest Cost)           Interest Cost)

Mar  1 1996                    0.00000000%            0.00000000%              0.00000000%
Feb 28 1997                    0.00000000%            0.00000000%              0.00000000%
Jan  5 1998                    5.57748848%            0.29355203%              5.87104050%
Jan  5 1999                    4.65710270%            0.49716584%              5.15426854%
Jan  5 2000                    4.72494838%            1.41755162%              6.14250000%
Jan  5 2001                    4.85354406%            1.34970594%              6.20325000%
Jan  5 2002                    5.13288975%            1.22111025%              6.35400000%
Dec 19 2002                    0.00000000%            0.00000000%              0.00000000%
Jan  5 2003                    1.99091786%            0.00000000%              1.99091786%
Jan  5 2004                    4.19975488%            2.19823322%              6.39798810%
Jan  5 2005                    4.19963574%            0.00000000%              4.19963574%
Jan  5 2006                    2.75647038%            0.00000000%              2.75647038%
Jan  5 2007                    0.00000000%            1.44316670%              1.44316670%
Jan  5 2008                    0.00000000%            4.19963706%              4.19963706%
Jan  5 2009                    0.00000000%            4.19963706%              4.19963706%
Jan  5 2010                    0.00000000%            4.19963706%              4.19963706%
Jan  5 2011                    0.00000000%            4.65053443%              4.65053443%
Jan  5 2012                    0.00000000%            5.13830947%              5.13830947%
Jan  5 2013                    0.00000000%            5.13282885%              5.13282885%
Jan  5 2014                    0.00000000%            5.13289043%              5.13289043%
Jan  5 2015                    0.00000000%            5.13288974%              5.13288974%
Jan  5 2016                    0.00000000%            5.13288975%              5.13288975%
Jan  5 2017                    0.00000000%            5.13288975%              5.13288975%
Jan  5 2018                    0.00000000%            5.13288975%              5.13288975%

                                                                      Schedule 2
                                                                              to
                                                              Amendment No. 1 to
                                                       Equipment Operating Lease

                          Termination Value Percentages

                                                     Percentage
          Termination Date           of Equipment Interest Cost

          Mar   5 1996                             102.06050610%
          Apr   5 1996                             102.77654877%
          May   5 1996                             103.48681128%
          Jun   5 1996                             104.19830954%
          Jul   5 1996                             104.90399703%
          Aug   5 1996                             105.61088887%
          Sep   5 1996                             106.31899335%
          Oct   5 1996                             107.02126392%
          Nov   5 1996                             107.72471571%
          Dec   5 1996                             108.42935680%
          Jan   5 1997                             109.12814028%
          Feb   5 1997                             109.82808126%
          Mar   5 1997                             110.53836454%
          Apr   5 1997                             111.27997328%
          May   5 1997                             112.01277577%
          Jun   5 1997                             112.74669945%
          Jul   5 1997                             113.47176447%
          Aug   5 1997                             114.19789807%
          Sep   5 1997                             114.92510763%
          Oct   5 1997                             115.64341271%
          Nov   5 1997                             116.36274039%
          Dec   5 1997                             117.08309776%
          Jan   5 1998                             117.50095177%
          Feb   5 1998                             112.63465332%
          Mar   5 1998                             113.34681214%
          Apr   5 1998                             114.05994610%
          May   5 1998                             114.76972052%
          Jun   5 1998                             115.48045392%
          Jul   5 1998                             116.18781137%
          Aug   5 1998                             116.89611136%
          Sep   5 1998                             117.60536050%
          Oct   5 1998                             118.31122343%
          Nov   5 1998                             119.01801886%
          Dec   5 1998                             119.72575312%
          Jan   5 1999                             119.93292503%
          Feb   5 1999                             115.99153716%
          Mar   5 1999                             116.70818021%
          Apr   5 1999                             117.42575785%
          May   5 1999                             118.13980357%
          Jun   5 1999                             118.85476610%
          Jul   5 1999                             119.56617887%
          Aug   5 1999                             120.27849061%
          Sep   5 1999                             120.99170759%
          Oct   5 1999                             121.70136277%
          Nov   5 1999                             122.41190505%
          Dec   5 1999                             123.12334050%
          Jan   5 2000                             122.41365037%
          Feb   5 2000                             118.40250091%
          Mar   5 2000                             119.11718076%
          Apr   5 2000                             119.83274724%
          May   5 2000                             120.54468362%
          Jun   5 2000                             121.25748800%
          Jul   5 2000                             121.96664336%
          Aug   5 2000                             122.67664794%
          Sep   5 2000                             123.38750757%
          Oct   5 2000                             124.09470481%
          Nov   5 2000                             124.80273797%
          Dec   5 2000                             125.51161272%
          Jan   5 2001                             124.86710567%
          Feb   5 2001                             120.72464528%
          Mar   5 2001                             121.43655697%
          Apr   5 2001                             122.14930196%
          May   5 2001                             122.85830358%
          Jun   5 2001                             123.56811887%
          Jul   5 2001                             124.27417073%
          Aug   5 2001                             124.98101636%
          Sep   5 2001                             125.68866075%
          Oct   5 2001                             126.39252703%
          Nov   5 2001                             127.09717207%
          Dec   5 2001                             127.80260117%
          Jan   5 2002                             127.28312668%
          Feb   5 2002                             122.85713626%
          Mar   5 2002                             123.56480438%

                                                                      Schedule 2
                                                                              to
                                                              Amendment No. 1 to
                                                       Equipment Operating Lease

                          Termination Value Percentages

                                                     Percentage
          Termination Date           of Equipment Interest Cost

          Apr    5 2002                            124.27324644%
          May    5 2002                            124.97783317%
          Jun    5 2002                            125.68317291%
          Jul    5 2002                            126.38463617%
          Aug    5 2002                            127.08683117%
          Sep    5 2002                            127.78976289%
          Oct    5 2002                            128.48880174%
          Nov    5 2002                            129.18855582%
          Dec    5 2002                            129.88903002%
          Jan    5 2003                            130.48306031%
          Feb    5 2003                            128.97169024%
          Mar    5 2003                            129.45192101%
          Apr    5 2003                            129.93283943%
          May    5 2003                            130.41046302%
          Jun    5 2003                            130.88875646%
          Jul    5 2003                            131.36373717%
          Aug    5 2003                            131.83936971%
          Sep    5 2003                            132.31565853%
          Oct    5 2003                            132.78862094%
          Nov    5 2003                            133.26222142%
          Dec    5 2003                            133.73646431%
          Jan    5 2004                            132.00913362%
          Feb    5 2004                            128.27390975%
          Mar    5 2004                            128.73906904%
          Apr    5 2004                            129.20486088%
          May    5 2004                            129.66744471%
          Jun    5 2004                            130.13064353%
          Jul    5 2004                            130.59061665%
          Aug    5 2004                            131.05118695%
          Sep    5 2004                            131.51235850%
          Oct    5 2004                            131.97029053%
          Nov    5 2004                            132.42880582%
          Dec    5 2004                            132.88790834%
          Jan    5 2005                            133.34375723%
          Feb    5 2005                            129.60156102%
          Mar    5 2005                            130.05957348%
          Apr    5 2005                            130.51816278%
          May    5 2005                            130.97345251%
          Jun    5 2005                            131.42930051%
          Jul    5 2005                            131.88183023%
          Aug    5 2005                            132.33489940%
          Sep    5 2005                            132.78851170%
          Oct    5 2005                            133.23879047%
          Nov    5 2005                            133.68959333%
          Dec    5 2005                            134.14092385%
          Jan    5 2006                            134.58890529%
          Feb    5 2006                            132.28746485%
          Mar    5 2006                            132.74300667%
          Apr    5 2006                            133.19906388%
          May    5 2006                            133.65166656%
          Jun    5 2006                            134.10476458%
          Jul    5 2006                            134.55438789%
          Aug    5 2006                            135.00448621%
          Sep    5 2006                            135.45506278%
          Oct    5 2006                            135.90214745%
          Nov    5 2006                            136.34968980%
          Dec    5 2006                            136.79769298%
          Jan    5 2007                            135.79902000%
          Feb    5 2007                            136.25577100%
          Mar    5 2007                            136.71296502%
          Apr    5 2007                            137.17060508%
          May    5 2007                            137.62456631%
          Jun    5 2007                            138.07895153%
          Jul    5 2007                            138.52963571%
          Aug    5 2007                            138.98072153%
          Sep    5 2007                            139.43221172%
          Oct    5 2007                            139.87998113%
          Nov    5 2007                            140.32813230%
          Dec    5 2007                            140.77666783%
          Jan    5 2008                            137.02182535%
          Feb    5 2008                            137.46888474%
          Mar    5 2008                            137.91630807%
          Apr    5 2008                            138.36409780%

                                                                      Schedule 2
                                                                              to
                                                              Amendment No. 1 to
                                                       Equipment Operating Lease

                          Termination Value Percentages

                                                     Percentage
          Termination Date           of Equipment Interest Cost

          May   5 2008                             138.80813494%
          Jun   5 2008                             139.25251540%
          Jul   5 2008                             139.69312002%
          Aug   5 2008                             140.13404453%
          Sep   5 2008                             140.57529113%
          Oct   5 2008                             141.01274051%
          Nov   5 2008                             141.45048828%
          Dec   5 2008                             141.88853645%
          Jan   5 2009                             138.12312853%
          Feb   5 2009                             138.55962402%
          Mar   5 2009                             138.99639782%
          Apr   5 2009                             139.43345181%
          May   5 2009                             139.86664273%
          Jun   5 2009                             140.30008940%
          Jul   5 2009                             140.72964839%
          Aug   5 2009                             141.15943838%
          Sep   5 2009                             141.58946092%
          Oct   5 2009                             142.01557242%
          Nov   5 2009                             142.44189140%
          Dec   5 2009                             142.86841927%
          Jan   5 2010                             139.09137519%
          Feb   5 2010                             139.51623213%
          Mar   5 2010                             139.94127380%
          Apr   5 2010                             140.36650145%
          May   5 2010                             140.78818889%
          Jun   5 2010                             141.21003944%
          Jul   5 2010                             141.62832675%
          Aug   5 2010                             142.04675397%
          Sep   5 2010                             142.46532206%
          Oct   5 2010                             142.88030452%
          Nov   5 2010                             143.29540435%
          Dec   5 2010                             143.71062236%
          Jan   5 2011                             139.47169745%
          Feb   5 2011                             139.88386683%
          Mar   5 2011                             140.29613121%
          Apr   5 2011                             140.70849125%
          May   5 2011                             141.11769804%
          Jun   5 2011                             141.52697962%
          Jul   5 2011                             141.93308697%
          Aug   5 2011                             142.33924797%
          Sep   5 2011                             142.74546299%
          Oct   5 2011                             143.14848285%
          Nov   5 2011                             143.55153531%
          Dec   5 2011                             143.95462060%
          Jan   5 2012                             139.21617990%
          Feb   5 2012                             139.61469696%
          Mar   5 2012                             140.01322520%
          Apr   5 2012                             140.41176471%
          May   5 2012                             140.80864240%
          Jun   5 2012                             141.20552010%
          Jul   5 2012                             141.60239780%
          Aug   5 2012                             141.99927549%
          Sep   5 2012                             142.39615319%
          Oct   5 2012                             142.79303089%
          Nov   5 2012                             143.18990859%
          Dec   5 2012                             143.58678628%
          Jan   5 2013                             138.85083513%
          Feb   5 2013                             139.24630879%
          Mar   5 2013                             139.64178244%
          Apr   5 2013                             140.03725610%
          May   5 2013                             140.43272975%
          Jun   5 2013                             140.82820341%
          Jul   5 2013                             141.22367707%
          Aug   5 2013                             141.61915072%
          Sep   5 2013                             142.01462438%
          Oct   5 2013                             142.41009803%
          Nov   5 2013                             142.80557169%
          Dec   5 2013                             143.20104535%
          Jan   5 2014                             138.46362857%
          Feb   5 2014                             138.85763407%
          Mar   5 2014                             139.25163957%
          Apr   5 2014                             139.64564507%
          May   5 2014                             140.03965056%

                                                                      Schedule 2
                                                                              to
                                                              Amendment No. 1 to
                                                       Equipment Operating Lease

                          Termination Value Percentages

                                                     Percentage
          Termination Date           of Equipment Interest Cost

          Jun    5 2014                            140.43365606%
          Jul    5 2014                            140.82766156%
          Aug    5 2014                            141.22166706%
          Sep    5 2014                            141.61567255%
          Oct    5 2014                            142.00967805%
          Nov    5 2014                            142.40368355%
          Dec    5 2014                            142.79768905%
          Jan    5 2015                            138.05880481%
          Feb    5 2015                            138.45127535%
          Mar    5 2015                            138.84374589%
          Apr    5 2015                            139.23621643%
          May    5 2015                            139.62868697%
          Jun    5 2015                            140.02115751%
          Jul    5 2015                            140.41362805%
          Aug    5 2015                            140.80609860%
          Sep    5 2015                            141.19856914%
          Oct    5 2015                            141.59103968%
          Nov    5 2015                            141.98351022%
          Dec    5 2015                            142.37598076%
          Jan    5 2016                            137.63556156%
          Feb    5 2016                            138.02642730%
          Mar    5 2016                            138.41729304%
          Apr    5 2016                            138.80815879%
          May    5 2016                            139.19902453%
          Jun    5 2016                            139.58989027%
          Jul    5 2016                            139.98075602%
          Aug    5 2016                            140.37162176%
          Sep    5 2016                            140.76248751%
          Oct    5 2016                            141.15335325%
          Nov    5 2016                            141.54421899%
          Dec    5 2016                            141.93508474%
          Jan    5 2017                            137.19306073%
          Feb    5 2017                            137.58224866%
          Mar    5 2017                            137.97143659%
          Apr    5 2017                            138.36062452%
          May    5 2017                            138.74981245%
          Jun    5 2017                            139.13900038%
          Jul    5 2017                            139.52818830%
          Aug    5 2017                            139.91737623%
          Sep    5 2017                            140.30656416%
          Oct    5 2017                            140.69575209%
          Nov    5 2017                            141.08494002%
          Dec    5 2017                            141.47412794%
          Jan    5 2018                            136.65713084%
          Feb    5 2018                            123.68659331%
          Mar    5 2018                            124.24076050%
          Apr    5 2018                            124.79492769%
          May    5 2018                            125.34909488%
          Jun    5 2018                            125.90326206%
          Jul    5 2018                            126.45742925%
          Aug    5 2018                            127.01159644%
          Sep    5 2018                            127.56576363%
          Oct    5 2018                            128.11993081%
          Nov    5 2018                            128.67409800%
          Dec    5 2018                            129.22826519%
          Jan    5 2019                            128.38427453%
          Feb    5 2019                            116.69517460%
          Mar    5 2019                            117.20591683%
          Apr    5 2019                            117.71665905%
          May    5 2019                            118.22740128%
          Jun    5 2019                            118.73814351%
          Jul    5 2019                            119.24888573%
          Aug    5 2019                            119.75962796%
          Sep    5 2019                            120.27037018%
          Oct    5 2019                            120.78111241%
          Nov    5 2019                            121.29185464%
          Dec    5 2019                            121.80259686%
          Jan    5 2020                            121.61426017%
          Feb    5 2020                            109.17939948%
          Mar    5 2020                            109.64345987%
          Apr    5 2020                            110.10752027%
          May    5 2020                            110.57158066%
          Jun    5 2020                            111.03564105%

                                                                      Schedule 2
                                                                              to
                                                              Amendment No. 1 to
                                                       Equipment Operating Lease

                          Termination Value Percentages

                                                     Percentage
          Termination Date           of Equipment Interest Cost

          Jul   5 2020                             111.49970145%
          Aug   5 2020                             111.96376184%
          Sep   5 2020                             112.42782223%
          Oct   5 2020                             112.89188263%
          Nov   5 2020                             113.35594302%
          Dec   5 2020                             113.82000341%
          Jan   5 2021                             114.28406381%
          Feb   5 2021                             101.09994122%
          Mar   5 2021                             101.51381865%
          Apr   5 2021                             101.92769607%
          May   5 2021                             102.34157349%
          Jun   5 2021                             102.75545092%
          Jul   5 2021                             103.16932834%
          Aug   5 2021                             103.58320576%
          Sep   5 2021                             103.99708318%
          Oct   5 2021                             104.41096061%
          Nov   5 2021                             104.82483803%
          Dec   5 2021                             105.23871545%
          Jan   5 2022                             103.55535610%
          Feb   5 2022                              92.41452360%
          Mar   5 2022                              92.77445433%
          Apr   5 2022                              93.13438506%
          May   5 2022                              93.49767495%
          Jun   5 2022                              93.86098775%
          Jul   5 2022                              94.22923773%
          Aug   5 2022                              94.59754446%
          Sep   5 2022                              94.96590832%
          Oct   5 2022                              95.33924381%
          Nov   5 2022                              95.71267073%
          Dec   5 2022                              96.08618971%
          Jan   5 2023                              95.06655764%
          Feb   5 2023                              83.18737540%
          Mar   5 2023                              83.50816302%
          Apr   5 2023                              83.82907921%
          May   5 2023                              84.15572904%
          Jun   5 2023                              84.48254743%
          Jul   5 2023                              84.81513972%
          Aug   5 2023                              85.14794110%
          Sep   5 2023                              85.48095300%
          Oct   5 2023                              85.81978104%
          Nov   5 2023                              86.15886071%
          Dec   5 2023                              86.49819372%
          Jan   5 2024                              86.14430707%
          Feb   5 2024                              73.52853115%
          Mar   5 2024                              73.81197336%
          Apr   5 2024                              74.09571464%
          May   5 2024                              74.38787519%
          Jun   5 2024                              74.68039429%
          Jul   5 2024                              74.98139253%
          Aug   5 2024                              75.28280959%
          Sep   5 2024                              75.58464833%
          Oct   5 2024                              75.89502978%
          Nov   5 2024                              76.20589407%
          Dec   5 2024                              76.51724446%
          Jan   5 2025                              76.83720246%
          Feb   5 2025                              63.46257076%
          Mar   5 2025                              63.68600271%
          Apr   5 2025                              63.90949873%
          May   5 2025                              64.14548894%
          Jun   5 2025                              64.38162889%
          Jul   5 2025                              64.63034927%
          Aug   5 2025                              64.87930621%
          Sep   5 2025                              65.12850133%
          Oct   5 2025                              65.39036594%
          Nov   5 2025                              65.65255677%
          Dec   5 2025                              65.91507605%
          Jan   5 2026                              64.61692065%
          Feb   5 2026                              52.79911840%
          Mar   5 2026                              53.00630171%
          Apr   5 2026                              53.21390845%
          May   5 2026                              53.43295622%
          Jun   5 2026                              53.65250836%
          Jul   5 2026                              53.88358300%

                                                                      Schedule 2
                                                                              to
                                                              Amendment No. 1 to
                                                       Equipment Operating Lease

                          Termination Value Percentages

                                                     Percentage
          Termination Date           of Equipment Interest Cost

          Aug   5 2026                              54.11524406%
          Sep   5 2026                              54.34749551%
          Oct   5 2026                              54.59135610%
          Nov   5 2026                              54.83589030%
          Dec   5 2026                              55.08110272%
          Jan   5 2027                              54.46365656%
          Feb   5 2027                              41.92358049%
          Mar   5 2027                              42.10791617%
          Apr   5 2027                              42.29302490%
          May   5 2027                              42.49362148%
          Jun   5 2027                              42.69510205%
          Jul   5 2027                              42.91218213%
          Aug   5 2027                              43.13025863%
          Sep   5 2027                              43.34933834%
          Oct   5 2027                              43.58413762%
          Nov   5 2027                              43.82005418%
          Dec   5 2027                              44.05709563%
          Jan   5 2028                              41.26827540%
          Feb   5 2028                              32.28133146%
          Mar   5 2028                              32.46570604%
          Apr   5 2028                              32.65133822%
          May   5 2028                              32.85377674%
          Jun   5 2028                              33.05759607%
          Jul   5 2028                              33.27834579%
          Aug   5 2028                              33.50060124%
          Sep   5 2028                              33.72437267%
          Oct   5 2028                              33.96521059%
          Nov   5 2028                              34.20769125%
          Dec   5 2028                              34.45182585%
          Jan   5 2029                              28.11788760%
          Feb   5 2029                              23.92837471%
          Mar   5 2029                              24.07454741%
          Apr   5 2029                              24.22171714%
          May   5 2029                              24.38542611%
          Jun   5 2029                              24.55025173%
          Jul   5 2029                              24.73173702%
          Aug   5 2029                              24.91446021%
          Sep   5 2029                              25.09842975%
          Oct   5 2029                              25.29918954%
          Nov   5 2029                              25.50131870%
          Dec   5 2029                              25.70482657%
          Jan   5 2030                              14.49460561%
          Feb   5 2030                              12.40246334%
          Mar   5 2030                              12.47818170%
          Apr   5 2030                              12.55441652%
          May   5 2030                              12.64673616%
          Jun   5 2030                              12.73968550%
          Jul   5 2030                              12.84883367%
          Aug   5 2030                              12.95872633%
          Sep   5 2030                              13.06936856%
          Oct   5 2030                              13.19633030%
          Nov   5 2030                              13.32415804%
          Dec   5 2030                              13.45285768%
          Jan   5 2031                               0.00000000%

                                                                      Schedule 4
                                                                              to
                                                              Amendment No. 1 to
                                                       Equipment Operating Lease

                            Allocation of Basic Rent

     Allocable          Allocable                       Percentage
     to Period From     to Period To             of Equipment Cost

     Dec 19 2002        Dec 31 2002                     0.17109632% *
     Jan  1 2003        Dec 31 2003                     4.19963706% **
     Jan  1 2004        Dec 31 2004                     4.19963706%
     Jan  1 2005        Dec 31 2005                     4.19963706%
     Jan  1 2006        Dec 31 2006                     4.19963706%
     Jan  1 2007        Dec 31 2007                     4.19963706%
     Jan  1 2008        Dec 31 2008                     4.19963706%
     Jan  1 2009        Dec 31 2009                     4.19963706%
     Jan  1 2010        Dec 31 2010                     4.64552446%
     Jan  1 2011        Dec 31 2011                     5.13288975%
     Jan  1 2012        Dec 31 2012                     5.13288975%
     Jan  1 2013        Dec 31 2013                     5.13288975%
     Jan  1 2014        Dec 31 2014                     5.13288975%
     Jan  1 2015        Dec 31 2015                     5.13288975%
     Jan  1 2016        Dec 31 2016                     5.13288975%
     Jan  1 2017        Dec 31 2017                     5.13288975%
     Jan  1 2018        Jan  5 2018                     0.05703211%

----------
*  The Rent allocated to this period was paid on January 5, 2002.

** Four days of Rent allocated to this period was paid on January 5, 2002.

     State Street Bank and Trust Company, not in its individual capacity but solely as Owner Trustee, having pledged its right, title and interest under the Equipment Operating Lease Agreement to Utrecht-America Finance Co., as Agent, under the Amended and Restated Loan and Security Agreement, Utrecht-America Finance Co., as Agent has executed this Amendment No. 1 to the Equipment Operating Lease Agreement for the sole purpose of evidencing its consent hereto.

                                                    UTRECHT-AMERICA FINANCE CO.,
                                                    as Agent


                                                    By:/s/ Joseph A. Insings
                                                       -------------------------
                                                    Name:  Joseph A. Insings
                                                    Title: Vice President


                                                    By:/s/ J.W. den Baas
                                                       -------------------------
                                                    Name:  J.W. den Baas
                                                    Title: Vice President